Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Global Gold Corporation (the "Company") on Form 10-KSB/A for the year December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Robert A. Garrison, the President, Chief Financial Officer and Chief Operating Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 24, 2004                       /s/ Robert A. Garrison
                                         Robert A. Garrison
                                         President, Chief Operating Officer
                                         and Chief Financial Officer